TARGET INCOME FUND, INC.
          26691 Plaza Drive, Suite 222, Mission Viejo, California 92691

                 The investment objectives of the Target Income Fund, Inc. (the "Fund" ) are to seek as high a level of current income as is consistent with preservation of capital by investing primarily in variable rate collateralized small business loans and variable rate asset-backed securities. The Fund is a continuously offered closed-end, non-diversified management investment company.

                 Shares of the Fund involve investment risks, including fluctuations in value and the possible loss of investment principal. The Fund attempts to minimize fluctuations in its net asset value due to changes in interest rates by investing primarily in variable rate loans and asset-backed securities. The Fund is not a money market fund and the Fund shares are not deposits or obligations of, or guaranteed by, any bank or other depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. An investment in shares of the Fund does not constitute a complete investment program. See "Investment Objective and Policies."

                 Shares of the Fund are offered continuously at a price equal to their net asset value plus a sales charge of up to 3.00% of the public offering price of the shares purchased. See "Purchase of Shares."

                 The Fund has a policy of making quarterly repurchase offers for a specified percentage (currently 5%) of the Fund's outstanding shares at net asset value to provide shareholder liquidity. No market presently exists for the Fund's shares, and it is not anticipated that a secondary market will develop. See "Repurchase Offers".

                  This Prospectus sets forth concisely information about the Fund that a prospective investor ought to know before investing. Investors are advised to read this Prospectus carefully and retain it for future reference. A Statement of Additional Information dated September 27, 1996 containing additional information about the Fund has been filed with the Securities and Exchange Commission and is available without charge upon request to the Fund at the above address or by telephone (800) 385-7003. The Statement of Additional Information is incorporated by reference in its entirety into this Prospectus, and its table of contents appears on page 14 of this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                 Price to                   Sales                Proceeds to
                 Public(1)                 Charge(1)               Fund(2)
                 ---------                 ---------               -------
Per Share         $10.31                    $0.31                  $10.00
Total           $25,750,000               $750,000              $25,000,000

                 (1) The shares are offered on a best efforts basis at a price equal to net asset value, which as of the date of this prospectus is $10.00 per share, plus a sales charge of up to 3.00% of the public offering price.

                 (2) These amounts (i) do not take into account organizational expenses of the Fund in the amount of $63,000, which are being amortized over a five year period and charged as expenses against the income of the Fund, and
(ii) assume all shares currently registered are sold pursuant to a continuous offering.

               The date of this Prospectus is September 27, 1996.

                                    FEE TABLE

Shareholder Transaction Expenses
                 Sales Charge (as a percentage of offering price).........3.00%
Annual Expenses (as a percentage of net assets)
                 Management Fees..........................................0.75%
                 Shareholder Servicing Expenses...........................0.25%
                 Administration Fees......................................0.25%
                 Other Operating Expenses.................................1.25%
                                                                          -----
                 Total Annual Expenses ................................. 2.50%*
                                                                         ======
Example

An Investor in the Fund would pay the following expenses         1 year      3 years    5 years   10 years
on a $1,000 investment, assuming a 5% annual return                $55         $106       $159      $305

                 The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. The example should not be considered a representation of past or future expenses, and the Fund's actual expenses may be more or less than those shown.

*The Advisor of the Fund has agreed to reduce its fees to ensure that the expenses for the Fund will not exceed the limits set by applicable state regulations, currently 2.5% of net assets. To the extent the Advisor reduces its fees due to the expense limitation, the Fund will reimburse the Advisor when operating expenses (before reimbursement) for the Fund are less than the applicable percentage limitation. The Fund has also agreed to reimburse Concord Growth Corporation ("CGC") for expenses paid by CGC in prior years on behalf of the Fund and is making payments which are included within the Fund's expense limitation of 2.5% of net assets. In subsequent years, overall operating expenses will not fall below the applicable percentage limitation until the Advisor has been fully reimbursed for fees forgone and CGC has been fully reimbursed.

                              FINANCIAL HIGHLIGHTS
                 (For a share outstanding throughout the period)

                 The following information for a share outstanding throughout the period has been derived from the audited financial statements of the Fund for the period November 24, 1992 (commencement of operations) through October 31, 1995 and for the unaudited period ending April 30, 1996. This information should be read in conjunction with the financial statements and accompanying notes which are incorporated by reference in the Statement of Additional Information. More detailed information concerning the Fund's performance, including audited financial statements, is available in the Fund's Annual Report dated October 31, 1995 and Semi-Annual Report dated April 30, 1996.

                                                     Six Months     Year Ended    Year Ended    For the period from
                                                        Ended       October 31,   October 31,   November 24, 1992*
                                                   April 30, 1996++    1995          1994       to October 31, 1993
                                                   ----------------------------------------------------------------
Net asset  value, beginning of period.............      $10.00        $10.00        $10.00             $10.00
   Income from Investment operations:
   Net Investment Income..........................        0.34          0.76          0.76               0.68
   Total From Investment Operations...............        0.34          0.76          0.75               0.68
      Less Distributions..........................
Distributions From Net Investment
          Income..................................       (0.34)        (0.76)        (0.75)             (0.68)
Total Distributions ..............................       (0.34)        (0.76)        (0.75)             (0.68)
                                                        ------        ------        ------             ------
Net Asset Value, End of Period....................      $10.00        $10.00        $10.00             $10.00
                                                        ------        ------        ------             ------
Total Return (a)..................................        7.1%+          7.7%          7.7%               7.0%+
Net Assets, End of Period (000's).................     $11,111        $10,793       $10,465             $6,288
Ratio of Expenses to Average Net Assets...........        2.5%(1)+       2.5%(1)       2.5%(1)            2.5%(1)+
Ratio of Net Investment Income
   to Average Net Assets .........................        7.0%(1)+       7.6%(1)       7.5%(1)            7.7%(1)+

(a) Exclusive of deduction of a sales charge on investments.
(1) Prior to reimbursement and waiver of expenses, the annualized ratio of expenses to average net assets was 2.5%, 2.8%, 2.9% and 4.4%, respectively, and the annualized ratio of net investment income to average net assets was 7.0%, 7.3%, 6.9% and 3.1%, respectively. * Commencement of operations
 .+  Annualized.
 ++  Unaudited
See accompanying notes to financial statements

                        INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

          The Fund is a continuously offered closed-end, non-diversified management investment company that seeks as high a level of current income as is consistent with preservation of capital by investing primarily in variable rate collateralized small business loans (the "Loans") and variable rate asset-backed securities.

Investment Policies

          The Fund attempts to meet its objectives by investing primarily in variable rate, fully-secured small business Loans and variable rate, asset-backed securities. This policy is designed to minimize fluctuations in the Fund's net asset value in response to changes in interest rates. Under normal market conditions, the Fund will invest at least 80% of its total assets in direct investments and participation interests ("Participations") in variable rate Loans and asset- backed securities.

          The small business Loans in which the Fund invests are typically made to small to medium size, U.S. companies or their affiliates ("Borrowers"), have floating interest rates and are senior and fully secured at the time the Loan is made. The Loans typically have short-term maturities of six to 12 months and meet business and credit quality criteria established by the lenders. The primary consideration in the Advisor's selection of Loans for direct investment or the acquisition of a Participation by the Fund is the asset quality and creditworthiness of the Borrower on an individual Loan.

          The Fund's investments in Loans have been concentrated in Participations. When the Fund purchases a Participation, the Fund enters into a contractual relationship with the loan originator (the "Lender") selling the Participation, but not with the Borrower. The Participation gives the Fund the right to receive a fractional undivided interest in the principal and interest payments on the Loan, at an interest rate negotiated with the Lender. The interest income on the Participation above the negotiated rate to the Fund is retained by the Lender as compensation for its services in originating, servicing and administering the Loan. See "Risk Factors -- Credit Risks Associated with Participations", for a discussion of the risks associated with Participations.

          By investing in asset-backed securities, the Fund expects to achieve a much greater diversity of investments and have access to a greater range of investment opportunities. Small business and consumer finance lenders are increasingly utilizing the issuance of asset-backed securities, rather than selling participation interests in Loans to third-parties such as the Fund.

          The asset-backed securities are in the form of certificates representing interests in, or notes secured by, segregated pools of assets such as small business loans, automobile loans and leases, and equipment leases (but may not include perfected security interests in the actual physical assets), credit card receivables, mortgage loans, trade receivables and other forms of consumer and commercial-purpose loans, which may be secured or unsecured (the "Receivables"). The asset-backed securities in which the Fund invests may be unrated and subordinated, although fully secured, to senior classes of other securities representing interests in the same pool of Receivables. The Fund will only invest in subordinated asset-backed securities of an issuer where the senior classes of securities of the same issuer are rated at least investment grade or better by a nationally recognized rating agency. However, in most cases, the subordinated securities in which the Fund invests may not be rated. Although junior in right of payment to senior classes of securities of the same issuer, the subordinated asset-backed securities are secured by the underlying Receivables and may be supported by a cash reserve fund established by the issuer and other forms of credit enhancement. The Advisor does not perform a credit analysis for each asset in the pool, but relies on the credit criteria established for the pool by the issuer to meet the eligibility requirements of the rating services. Management of the Fund believes the Fund's investments in subordinated securities provides the Fund with an opportunity to obtain a higher yield than can be obtained on the senior securities, while still maintaining a secured interest in the underlying collateral. The Advisor's decision to diversify the Fund's portfolio by investing in asset-backed securities is based in part on the ratings of the senior securities and overall credit quality of the Receivables collateralizing the securities.

          The asset-backed securities are issued for varying terms depending on the nature of the underlying Receivables. Interest is generally payable on a monthly, quarterly or semi-annual basis. Principal is generally payable on an amortization schedule which will reflect subordination to senior classes of securities and may include a balloon payment over the final year of the stated maturity of the security.



          The Advisor performs its own credit analysis of the individual Borrower in the case of direct investments in Loans and Loan Participations. In addition, the Advisor may use any available information that may be supplied by the Lending

Agents, co-lenders or other participants involved in the Loans. The Fund does not concentrate in Loans to companies in any specific industry. The Borrowers are typically manufacturing, distribution and service firms in such fields as industrial equipment, electronics, business machines and business services.

          When the Fund purchases a Participation, the Lender selling the Participation is interpositioned between the Fund and the Borrower. Accordingly, the Fund has established procedures to minimize the credit risk of the Lender under the Participation that are intended to insulate the Fund's investments in Participations from a possible bankruptcy or failure of the Lender. The Fund has established lock box and trust account collection procedures for all Participations which provide that all payments of principal and interest on the Loans are made directly to a Fund trust or collection account. The Lender is required to obtain the Fund's consent before amending or waiving any of its rights under the financing documents with the Borrower, or releasing any Loan collateral, waiving any payment event of default by the Borrower, or making any assignment or pledge of the Lender's rights under the financing documents. The Lender may also be required to maintain a minimum ownership interest in the Loan and may be required to set up a reserve account from all revenues received on the Loan of up to a designated percentage of the principal amount of the Loan, as a reserve against any losses to the Fund on the Loan. The Fund has the right, at its election, to assume and enforce all of the Lender's right to administer, manage, perform and enforce the terms of the Loan against the Borrower in the event of a bankruptcy or failure of the Lender, or a breach of its duties under the Participation. The Fund believes that these procedures will significantly reduce the credit risk of a Lender in a Participation.

          The Fund has established eligibility criteria for Lenders from whom it will purchase Participations or with whom it will invest as a co-lender. These criteria include demonstrated experience in originating and administering small business commercial loans, satisfactory business and credit history, experienced personnel, and minimum capital standards.

          The rate of interest payable on Loans is established as the sum of a base lending rate plus a specified spread. These base lending rates are generally the Prime Rate of a designated U.S. bank, the London InterBank Offered Rate ("LIBOR"), the Certificate of Deposit ("CD") rate of a designated U.S. bank or another base lending rate used by commercial lenders. The interest rates on Prime Rate-based, LIBOR-based and CD-based Loans are periodically reset with reset periods typically ranging from 30 days to three months. Due to the periodic reset periods, there may be a differential between the interest rate on the Loans in the portfolio and current market interest rates. The Fund attempts to maintain a portfolio that has a dollar weighted average period to the next interest rate readjustment of approximately 90 days or less. The Fund is not a money market fund. See "Investment Objective and Policies" and "Yield Information" in the Statement of Additional Information, and "Risk Factors" below for additional discussion of the characteristics of the Loans.

          Up to 20% of the Fund's total assets may be held in cash or invested in investment grade short-term debt obligations which may not be secured.

Other Investment Policies

          The Fund has adopted certain other polices as summarized below and described in more detail under "Other Investment Policies" in the Statement of Additional Information.

          Leverage. The Fund may from time to time borrow money on a secured or unsecured basis at variable or fixed rates in any amounts up to 33 1/3% of the Fund's total assets (after giving effect to the amount borrowed). The borrowings may be for the purpose of providing additional cash to purchase additional asset-backed securities and Loans or to provide funds to finance the purchase of shares pursuant to Repurchase Offers. The Fund would be limited in its borrowings to 33 1/3% of net assets. See "Risk Factors -- Borrowings".

          The Fund has entered into a revolving credit facility with Deutsche Bank AG, New York Branch, dated March 29, 1996, pursuant to which the bank has agreed to provide a credit facility in the maximum amount of $3 million to the Fund. The amount that may be borrowed at any time under the facility is limited to 33 1/3% of the Fund's total assets. The facility will expire on March 27, 1997, unless extended by its terms. As of the date of this Prospectus, the Fund's borrowings under the credit facility totalled $925,000. See "Repurchase Offers" in the Statement of Additional Information."

          Repurchase Agreements. The Fund may enter into repurchase agreements with commercial banks or broker-dealers as a temporary investment of surplus funds. The Fund has not previously entered into any repurchase agreements but reserves the right to do so in the future without further notice to shareholders.

          The investment objectives and policies stated above are not fundamental and may be changed by the Board of Directors without shareholder approval. The investment restrictions of the Fund described under the caption "Investment Restrictions" in the Statement of Additional Information and the Fund's policy of making periodic repurchase offers for its shares (see "Repurchase Offers") are all fundamental policies of the Fund which may not be changed without shareholder approval.

Risk Factors

          Interest Rate Changes. The securities in which the Fund invests are subject to the risk of changes in interest rates. When prevailing interest rates rise, the value of such securities and the Fund's net asset value may decline. Also, the Fund's net asset value may be affected by changes in the credit standing of asset-backed securities and of the Borrowers under the Loans.

          Non-Diversified Status. The Fund has registered as a "non-diversified" investment company. As a non-diversified investment company, the Fund may not purchase the securities of any one issuer if, as a result of such purchase, more than 5% of the Fund's total assets would be invested in the securities of such issuer at the end of any fiscal quarter, except that with respect to 50% of the Fund's assets, the Fund may invest up to 25% of its assets in the obligations of any one issuer, which could be a single Loan or asset- backed security that is not rated by any nationally recognized rating service. Since the Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, and with a limited number of co-lenders or other intermediaries between the Fund and the Borrower, the value of the Fund's investments may be more affected by any single adverse economic, political or regulatory occurrence affecting such issuers or co-lenders than would the value of the investments of a diversified investment company.

Dependence on CGC for Loan Originations and Master Servicing. As of June 30, 1996, all of the Loan participations held by the Fund have been originated as small business loans through Concord Growth Corporation ("CGC"), a commercial finance services firm located in Palo Alto, California. A majority of the borrowers on the Loans have their operations based in California and therefore may be susceptible to changes in the general California business economy. The Fund has established lock box and trust account collection procedures to provide that all payments on the Participations held by the Fund are made directly to the Fund account rather than passed through the lender, and therefore are intended to insulate the Fund's portfolio securities from a possible bankruptcy or failure of CGC or any other Lender. While the Fund is attempting to expand its base of loan originators, it is still dependent on CGC for the origination of Loans for the Fund portfolio and would have difficulty finding new Loans meeting its current investment criteria if CGC discontinued doing business with the Fund.

          CGC has also been appointed the Master Servicer for the Fund to act as a Lending Agent, at no charge or expense to the Fund. As Master Servicer, CGC services the Loans originated by it and performs due diligence and administrative services and monitors the Fund's direct investment in Loans and Participations originated by other Lenders for review by the Advisor.

          Lack of Market for Fund Shares. No market presently exists for the Fund's shares, and it is not anticipated that a secondary market will develop. However, if a secondary market develops for the Fund's shares, it is possible that shares would not trade at a premium to net asset value because the Fund is offering its shares on a continuous basis. Conversely, because the Fund primarily invests in short-term variable rate Loans and variable-rate asset-backed securities and it has a fundamental policy that requires it to make quarterly repurchase offers at net asset value, the Fund's shares are unlikely to trade at a discount. However, there can be no assurance that the Fund's shares will trade at a price which equals or approximates net asset value.

          Illiquidity. Most of the securities in which the Fund invests are not readily marketable. The asset-backed securities are generally privately placed and are not registered for sale under Federal or State securities laws. The Loans in which the Fund invests typically have short-term maturities and provide for relatively rapid access to collateral, however they also are privately placed and do not have the liquidity of conventional debt securities traded in the secondary market. Also, the Fund's ability to dispose of a Loan may be influenced by a perceived or actual decline in the creditworthiness of a particular Borrower or Borrowers, or by events that reduce the level of interest in the market for Loans.


          Borrowings. The Fund is authorized to borrow money from time on a secured or unsecured basis at variable or fixed rates in any amounts up to 33 1/3% of the Fund's total assets (after giving effect to the amount borrowed). The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of such borrowings will be senior to those of the holders of the Fund's common stock, and the terms of any such borrowing may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of common stock in certain circumstances. Further, the terms of any such borrowings may, and the provisions of the Investment Company Act of 1940 (the "1940 Act") do (in certain circumstances), grant lenders certain voting rights in the event of default in the payment of interest or repayment of principal. In the event such provisions would impair the Fund's status as a regulated investment company, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Interest payments and fees incurred in connection with any such borrowings will reduce the amount of net income available for payment to the holders of common stock. See "Other Investment Policies -- Leverage" for a description of the Fund's $3 million revolving credit facility in effect at the date of this Prospectus.


Risk Related to Loans

          Financial Condition of Borrowers; Collateral. The securities in which the Fund invests are subject to a risk of nonpayment of scheduled interest or principal payments. A nonpayment by a Borrower would reduce both the amount of the Fund's income and the value of its assets. The Fund's ability to receive interest and principal payments depends primarily on the financial condition of the Borrowers and their assets and, in the case of Loans and Participations, on the creditworthiness of any institution that is interposed between the Fund and the Borrower. The Loans in which the Fund invests directly or through Participations are senior, fully secured debt obligations of Borrowers that are believed by the Fund's Advisor to have adequate assets and/or cash flow to pay scheduled interest and principal and that meet the Advisor's other credit standards. However, the Loans are not rated and may be subject to a higher risk of default than rated loans or the asset-backed securities, which represent interests in pools of assets. The Loans are secured by collateral which the Advisor believes to have a market value, at the time of acquiring the Loan, that will exceed the principal amount of the Loan. Assets which may serve as collateral include, but are not limited to, accounts receivable, inventory, equipment, real property, personal guaranties of principals, patents and general intangibles, certificates of deposit and letters of credit. Accounts receivable are expected to be the primary form of collateral. The Advisor believes that accounts receivable are the most liquid collateral and can be readily monitored. Although the Advisor will use due care in its continuing credit analysis, there can be no assurance that such analysis will be able to detect misrepresentations or fraud on the part of Borrowers. There also can be no assurance that the liquidation of collateral underlying a Loan would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal, or that the collateral could be readily liquidated.

          Concentration of Investments, Loans. A majority of the Borrowers on the Loans have their principal place of business in California and the Fund's investments are expected to continue to be concentrated in California businesses. Adverse economic conditions or other factors particularly affecting California could increase the risk of loss on the securities.

          Absence of Ratings on Loans. The Loans in which the Fund invests are not currently rated by any nationally recognized rating service, because the firms issuing the Loans are primarily small to medium size private businesses. Accordingly, the Fund is more dependent on the Advisor's credit analysis and that of co-lenders and Lending Agents or other intermediaries than would be the case with loans of larger, more established companies whose debt securities may be rated by a nationally recognized rating service. Although the Advisor will evaluate the asset quality and consequent creditworthiness of Borrowers, there can be no assurance that such analysis will disclose all factors which may impair the value of the Loans.

          Loans Issued by Smaller Companies. The companies issuing Loans in which the Fund invests typically will have annual revenues of between $1 million and $25 million. Equity capitalization of such companies may be minimal and normally will not exceed $250,000. Small to medium sized firms may be more dependent upon key personnel, have more limited product lines and generally have more limited financing resources. Such companies may be more vulnerable to general economic conditions and may be more likely to experience financial difficulties or insolvency or bankruptcy.

          Credit Risks Associated with Investments in Participations. When the Fund purchases a Participation, the Fund enters into a contractual relationship with the Lender selling the Participation, but not with the Borrower. Since the Lender is interpositioned between the Fund and the Borrower, the Fund may incur some credit risk of the Lender selling the Participation, in addition to the credit risk of the Borrower. In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Lender is required to obtain the Fund's consent before amending or waiving any of its rights under the financing documents for the Loan. If the Lender becomes insolvent or fails to comply with its obligations under the Participation Agreement, the Fund may terminate the Lender's administrative duties under the Participation and enforce the Lender's rights under the Loan financing documents directly against the Borrower. The Borrower has established certain policies under the Participation to minimize the credit risk of the Lender. See "Investment Policies."

          Co-Lenders; Lending Agents; Intermediaries. With respect to direct investments in Loans, the Fund may be the sole investor in a given Loan, or it may act as co-lender with other firms, such as commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions. Issuers of Loans may use the services of financial institutions as Lending Agents. The Fund may be dependent on the intermediary to administer and service the Loan and could therefore be adversely affected by a credit problem or business failure of the intermediary. The Loans in which the Such Lending Agents perform administrative functions such as computing outstanding loan balances, amount of unfunded credit commitments, issuers' compliance with the terms of such credit facilities including collection of accounts receivable, and monitoring credit quality. For these services, the issuers typically pay Lending Agents an administrative and servicing fee. Before investing in a Loan where an issuer makes use of a Lending Agent, the Advisor will evaluate the Lending Agent based on factors such as minimum asset size and capacity, experience in administering revolving credit facilities, and default rates on past loan experience. Risk of loss to the Fund is increased where it acts as sole investor in a Loan. Also, the financial condition of co-lenders or Lending Agents or other intermediaries may affect the ability of the Fund to receive payments, inasmuch as they may be responsible for the administration and enforcement of the Loan and its terms.

Risks Related to the Asset-Backed Securities

          Security. The asset-backed securities represent obligations solely of the issuer, which typically is a newly-formed limited purpose entity, typically a trust or corporation (an "Asset-Backed Issuer"), with no significant assets other than the related Receivables. The obligations of the related Asset-Backed Issuers are secured by perfected first priority security interests in the related Receivables and other collateral and may be further secured by a reserve fund established by the issuer of the securities and other forms of credit enhancement. The reserve fund is funded typically over time as payments are made on the underlying loans; an initial deposit also may be made to the reserve fund, which would be funded with a portion of the offering proceeds from the sale of the asset-backed securities. Payments of principal and interest on the securities depends solely on the amount and timing of payments and collections on the underlying Receivables, amounts on deposit in any reserve fund, amounts received from other providers of credit enhancement such as credit insurers, and realization of the security interests in the collateral, if any, held as security for the related Receivables.

          Subordination. The Fund generally invests in asset-backed securities that are subordinated in payment of principal and interest to senior classes of asset-backed securities of the same issuer. Consequently, the Fund may not receive any payments of principal and interest for any payment period until the payments of principal and interest on the senior securities have been made in full.

          Absence of Rating. The Fund's investments in asset-backed securities may be concentrated in subordinated and unrated classes of securities. However, the Fund will only invest in subordinated asset-backed securities of an issuer where the senior classes of securities of the same issuer are rated at least investment grade or better by a nationally recognized rating agency. Since the class of securities in which the Fund invests may not be rated, an investor should not rely on the rating given to senior classes of securities of the same issuer in which the Fund has not invested. While a rating addresses the likelihood of the ultimate full payment of principal and interest on the rated securities, it does not address the likelihood that the outstanding principal amount will be paid by the stated maturity.

                               PURCHASE OF SHARES

     Finance 500, Inc., 19762 MacArthur Boulevard, Suite 200, Irvine, CA 92612 (the "Distributor"), is a registered broker-dealer and acts as the distributor of shares of the Fund. The Fund is engaged in a continuous offering of its shares of common stock through the Distributor and other securities dealers which have entered into selected dealer agreements with the Distributor. Proceeds from the offering may be used to fund investments, to finance the Fund's Repurchase Offers, and to reduce the amount of any borrowing or indebtedness incurred by the Fund as described above under "Other Investment Policies -- Leverage."

     In order to maximize returns consistent with its investment objectives, the Fund attempts to invest proceeds from the offering of Fund shares as soon as, and to the fullest extent, possible. However delays may occur in the event suitable investments are not available. The full investment of proceeds from the offering of Fund shares in Loans and asset-backed securities may take one to three months, up to a maximum of six months, from the date the Fund receives such proceeds. Pending such investment, the proceeds will be held in cash or invested in investment grade short-term debt obligations. Investments in such short-term debt obligations will reduce the Fund's yield. The Fund may also require such short-term debt obligations during unusual market conditions for temporary defensive purposes.

     During any continuous offering of the Fund's common stock, shares may be purchased by mailing or wiring funds directly to the Transfer Agent. The minimum initial purchase is $5,000, except for IRA and retirement plans for which the minimum initial purchase is $2,000. The minimum subsequent purchase amount is $500. The Fund's shares are offered at a public offering price equal to the next determined net asset value per share plus a front-end sales charge as determined by the following table:



                                      Sales Charge as                 Dealer
                                       Percentage of                Discount as
                                Offering          Amount           Percentage of
Amount of Purchase                Price          Invested         Offering Price
--------------------------------------------------------------------------------
Less than $99,999                 3.00%            3.09%               2.50%
$100,000 to $499,999              2.25%            2.30%               2.00%
$500,000 to $999,999              1.50%            1.52%               1.25%
$1,000,000 and over               None             None                None

     From time to time the Distributor may reallow the full sales load to dealers as a concession. Dealers reallowed 90% or more of the sales load may be deemed to be underwriters for purposes of the 1933 Act.

Purchase at Net Asset Value

     Shares of the Fund may be purchased at net asset value by officers, directors and full time employees of the Fund, Advisor or Distributor, their family members, registered representatives and employees of firms which have sales agreements with the Distributor, investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisors, financial planners or other intermediaries on the books and records of the broker or agent, and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts"; and by such other persons who are determined to have acquired shares under circumstances not involving any sales expense to the Fund or Distributor. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

     The offering price is based on the net asset value of the Fund next determined after receipt of payment by the Transfer Agent. If payment is not received by the Transfer Agent prior to 4:00 p.m. New York time, shares will be purchased for the investor on the next business day. Any order may be rejected by the Distributor or the Fund. The Fund or the Distributor may suspend the offering of the Fund's shares at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time.

Purchase by Wire

     Shares may be purchased by wiring federal funds to the Transfer Agent. If payment is wired it should be sent to Star Bank, ABA # 0420-0001-3 ATTN: Target Income Fund, Inc., Account # 485772685, for further credit to [name of investor]. Before sending a federal funds wire, an investor should first call the Transfer Agent at (800) 385-7003 to obtain an account number. The investor should then complete the application contained in this Prospectus and forward it to the Transfer Agent. For subsequent investments by wire, investors should call the Transfer Agent before wiring funds, in order to obtain a reference number to use when sending the wire.


Purchase by Check

     Investors may purchase shares by sending a check to the Transfer Agent. An initial investment must include a completed, signed application form. Subsequent investments by check must provide account information, including an account number.


                                 USE OF PROCEEDS

     Proceeds from the continuous offer of Fund common shares may be used to fund investments in portfolio securities, to finance the Fund's Repurchase Offers, (if any) and to reduce the amount of any borrowing or indebtedness incurred by the Fund as described under " Other Investment Policies -- Leverage" and "Risk Factors --Borrowings". The full investment of proceeds from the continuous offer of Fund shares, consistent with the Fund's investment objectives, may take one to three months, up to a maximum of six months, from the date the Fund receives such proceeds. Pending such investments, the proceeds will be held in cash or invested in investment grade short-term debt obligations. Investments in such short-term debt obligations will reduce the Fund's yield. The Fund also may acquire such debt obligations during unusual market conditions for temporary defensive purposes.

                                REPURCHASE OFFERS

     In recognition of the likelihood that a secondary market for the Fund's shares will not develop, the Fund has adopted a fundamental policy of making a "Repurchase Offer" each quarter for not less than 5% nor more than 25% of the Fund's outstanding shares at net asset value. Before each Repurchase Offer, the "Repurchase Offer Amount," currently 5% of the Fund's outstanding shares, shall be determined by the Board of Directors. The Repurchase Offer is open for a period of at least 21 days from the date a "Notification" of the Repurchase Offer is sent to shareholders, during which period the Fund's net asset value is calculated daily and may be obtained by calling the Fund at (800) 385-7003. A Shareholder may withdraw or modify the number of shares tendered at any time up to the "Repurchase Request Deadline", which it is the intention of the Fund to set as the close of business on the last business day of January, April, July, and October of each year. If the scheduled day for the Repurchase Request Deadline falls on a Friday or the weekend, then the last business day prior to the intended date will be set as the Repurchase Request Deadline. The "Repurchase Pricing Date" is set as of the day following the Repurchase Request Deadline. The Fund expects to make payment to the tendering shareholders within seven days of the Repurchase Pricing Date. No fees or charges are imposed by the Fund on any shares tendered under the Repurchase Offers. All shares purchased under the Repurchase Offers will be retired by the Fund.

     The Notification sent to shareholders with respect to each Repurchase Offer will describe the terms of the Repurchase Offer and information shareholders should consider in deciding whether or not to participate in the Repurchase Offer, including detailed instructions on how to tender shares.

     The Fund anticipates using available liquid capital to repurchase shares tendered pursuant to Repurchase Offers. To insure that adequate funds will be available, the Fund will maintain liquid assets during the period that the Repurchase Offer is open in an amount equal to at least 100% of the Repurchase Offer amount. If there is insufficient cash available to pay for all tendered shares, the Fund intends to liquidate portfolio securities or borrow money on a temporary basis to raise cash. The purchase of the shares of the Fund pursuant to the Repurchase Offers will decrease the total assets of the Fund and could therefore increase the Fund's expense ratio. However, any such decrease in the Fund's total assets may be offset by the Fund's continuous sales of shares to investors. The timing and Repurchase Offer Amount of each Repurchase Offer must be approved by the Fund's Board of Directors. In making these determinations, the Board will consider the benefit of providing a means of liquidity to shareholders, the availability of sufficient liquid assets to finance the Repurchase Offers and the effects on the Fund's expense ratio and total asset base.

     Although the Fund expects that ordinarily there will be no secondary market for its shares, the Repurchase Offers will provide a periodic source of liquidity for Fund shareholders. The Fund's policy of making Repurchase Offers is fundamental and can only be discontinued by a majority vote of shareholders or suspended for extraordinary reasons by a vote of a majority of disinterested directors. See "Repurchase Offers" in the Statement of Additional Information.

                                   MANAGEMENT

     The Fund's Board of Directors decides on matters of general policy and reviews the activities of the Advisor and other service providers to the Fund; and the Fund's officers conduct and supervise the daily business operations of the Fund. See "Management" in the Statement of Additional Information.

The Advisor

     Target Capital Advisors, Inc. (the "Advisor") provides the Fund with investment advisory and administrative services. The Advisor is a California corporation organized in 1995 to serve as advisor to the Fund. The Advisor was formed for that purpose and does not manage any other regulated investment company. The Advisor became the investment advisor of the Fund in November 1995, after being approved by the shareholders of the Fund at a special meeting on June 26, 1995. The Advisor has no previous experience in managing a registered investment company and does not manage any other registered investment companies. The Advisor is controlled by Mr. Jon M. LaVine, its President. Mr. LaVine has over 20 years experience in public accounting and the financial services industry. The principal business address of the Advisor is 26691 Plaza Drive, Suite 222, Mission Viejo, California 92691.

     Under the Investment Advisory Agreement, subject to the direction of the Board of Directors of the Fund, the Advisor is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Advisor, subject to review by the Board of Directors. The Advisor considers analyses from various sources, makes the necessary investment decisions, and places orders for transactions accordingly. The Advisor also performs certain administrative services necessary for the operation of the Fund, including paying all compensation of and furnishing office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund as well as compensation of Directors of the Fund who are affiliated persons of the Advisor or any of its affiliates.


     For its services, the Advisor receives from the Fund a monthly fee at an annual rate of 0.75% of the Fund's average daily net assets (i.e., the average daily value of the total assets of the Fund, minus borrowings and all other liabilities). This fee is higher than that paid by most investment companies. The Fund pays all other expenses incurred in its operations, including, among other things, expenses for legal and auditing services, taxes, costs of printing proxies, mailing expenses, listing fees, if any, stock certificates and shareholder reports, charges of the custodian and transfer agent, expenses of registering its shares under Federal and any state securities laws, fees and expenses associated with the issuance of preferred shares or any borrowing, other  regulatory  fees,  fees  and  expenses  of its  disinterested  directors, accounting and pricing costs, insurance, interest, any brokerage costs, litigation and other extraordinary or non-recurring expenses. The Investment Advisory Agreement will remain in effect from year to year if approved annually
(a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contracts may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

The Administrator

     Investment Company Administration Corporation (the "Administrator") provides certain administrative services to the Fund, including preparing various Federal and state regulatory filings, reports and returns, preparing reports and materials to be supplied to the directors, monitoring the activities of the Fund's custodian, transfer agent and auditors, coordinating the preparation and payment of Fund expenses, reviewing the Fund's expense accruals and providing accounting services. For its services, the Administrator receives an annual fee of $24,000 for performing the Fund accounting, and 0.25% of the Fund's average daily net assets, or $30,000, whichever is greater for providing administrative services.

Multiple Classes

     Under the Fund's charter documents, the Fund's Board of Directors has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms and conditions of redemption. The Board of Directors has currently designated one class of shares of the Fund.


                                 NET ASSET VALUE

     The Fund computes net asset value per share on each day the New York Stock Exchange is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund will be closed for business and will not price its shares on the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Net asset value per share will be determined by dividing the value of the net assets of the Fund by the total number of shares outstanding. For the purpose of determining the net asset value per share, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less the Fund's liabilities (including the outstanding principal amount of any indebtedness issued by the Fund and any unpaid interest on such indebtedness).

     The Advisor will, following procedures established by the Directors, value the asset-backed securities and Loans held by the Fund at fair value. The Advisor will consider relevant factors, data, and information, including (i) the characteristics of and fundamental analytical data relating to the asset-backed security or the Loan, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the asset-backed security or the Loan, the terms and conditions of the asset-backed security or the Loan and any related agreements, and the position of the asset-backed security or the Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the asset-backed security or the Loan, (including price quotations, if any, that are considered reliable), and trading in the security or the Loan and interests in similar loans and the market environment and investor attitudes towards the security or the Loan and similar loans, (v) the reputation and financial condition of any lending agent or other intermediate participant; and (vi) general economic and market conditions affecting the fair value of the asset-backed security or the Loan.

     Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Short-term obligations which mature in 60 days or less are valued at amortized cost, if their original term to maturity when acquired by the Fund was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Fund was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements will be valued at cost plus accrued interest. Securities for which there exists no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Directors.

                            SHAREHOLDER SERVICE PLAN

     The Fund has adopted a Shareholder Service Plan, under which it reimburses the Distributor for shareholder servicing expenses. Under this Plan, the Fund pays the Distributor a fee at the annual rate of up to 0.25% of the average daily net assets of the Fund as reimbursement for certain expenses actually incurred in connection with non-distribution related shareholder services provided by the Distributor and for payments to securities broker-dealers and other securities professionals ("Service Organizations") for the provision of such services. These services include establishing and maintaining accounts and records relating to clients who invest in the Fund, aggregating and processing orders for Fund shares and recordkeeping, processing dividend and distribution payments, participation in dividend options,answering shareholder inquiries, providing information regarding Fund operations, preparing tax reports on behalf of shareholders and beneficial owners of Fund shares, and providing such other information and assistance to shareholders as they may reasonably request.

                           DIVIDENDS AND DISTRIBUTIONS


     The Fund intends to distribute all its net investment income. Dividends from such net investment income are declared daily and paid monthly to holders of common stock. Monthly distributions to holders of common stock consist of substantially all net investment income remaining after the payment of interest on such borrowing. All net realized long or short-term capital gains, if any, are distributed at least annually to holders of common stock. Shares of common stock accrue dividends as long as they are issued and outstanding. Shares of common stock are issued and outstanding from the settlement date of a purchase order to the settlement date of a tender order. Any limitation on the Fund's ability to make distributions on its common stock could, under certain circumstances, impair the ability of the Fund to maintain its qualification as a regulated investment company for Federal income tax purposes.

                                      TAXES

     The Fund intends to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. If it so qualifies, in any taxable year in which it distributes at least 90% of its net income, the Fund will not be subject to Federal income tax to the extent that it distributes its net investment income and any realized capital gains. The Fund intends to distribute substantially all of such income.


Dividend paid by the Fund from its ordinary income, and distributions of the Fund's net realized short-term capital gains (together referred to hereinafter as "ordinary income dividends"), regardless of whether such distributions are paid in cash or are invested in additional shares of the Fund's common stock, are taxable to shareholders as ordinary income. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted basis of a holder's common stock and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such stock is held as a capital asset).

     Since  the  Fund  does  not  invest  in  qualifying   state  and  municipal
obligations and does not believe it will earn other tax preference income, the Fund and its shareholders will not be subject to any alternative minimum tax.

     Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any dividends eligible for the dividends received deduction or capital gains distributions.

     Under certain Code provisions, some shareholders may be subject to a 31% backup withholding tax on reportable dividends, capital gain distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. See "Additional Tax Considerations" in the Statement of Additional Information.

Repurchase Offers

     Under current law, a holder of common stock who, pursuant to any Repurchase Offer, tenders all shares of common stock owned by such shareholder under attribution rules contained in the Code will realize a taxable gain or loss depending upon the shareholder's basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are held as capital assets in the shareholder's hands and will be long-term or short-term depending upon the shareholder's holding period for the shares. Different tax consequences may apply to tendering and nontendering holders of commons stock in connection with a Repurchase Offer, and these consequences will be disclosed in the related offering documents. For example, if a tendering holder of common stock tenders less than all shares owned by or attributed to such shareholder, and if the distribution to such shareholder does not otherwise qualify as an exchange, the proceeds received will be treated as a taxable dividend, return of capital or capital gain depending on the Fund's earnings and profits and the shareholder's basis in the tendered shares. Also, there is a risk that non-tendering holders of common stock may be considered to have received a deemed distribution which may be a taxable dividend in whole or in part. Holders of common stock may wish to consult their tax advisors prior to tendering. If holders of common stock whose shares are acquired by the Fund in the open market sell less than all shares owned by or attributed to them, a risk exists that these shareholders will be subject to taxable dividend treatment, as well as a risk that the remaining shareholders may be considered to have received a deemed distribution.

     Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state, local or foreign taxes.

                      AUTOMATIC DIVIDEND REINVESTMENT PLAN

     All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund at the net asset value per share next determined on the payable date of such dividend or distribution. A shareholder may at any time, by written notification to the transfer agent, elect to have subsequent dividends or capital gains distributions, or both, paid in cash, rather than reinvested, in which event, payment will be mailed on or about the payment date. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable or required to be withheld on such dividends or distributions. Dividends and distributions are taxable to shareholders whether they are reinvested in shares of the Fund or received in cash. Additional information about the Dividend Reinvestment Plan may be obtained by calling (800) 385-7003.

                          DESCRIPTION OF CAPITAL STOCK

     The Fund is authorized to issue 100,000,000 shares of capital stock, par value $.01 per share, all of which shares initially are classified as common stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock by setting or changing in any one or more respects the designation and number of shares of any such class or series, and the nature, rates, amounts and times at which and the conditions under which dividends shall be payable on, and the voting, conversion, redemption and liquidation rights of, such class or series and any other preferences, rights, restrictions and qualifications applicable thereto.

     Shares of common stock, when issued and outstanding, will be fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shareholders are entitled to one vote for each share held.

Antitakeover Provisions of the Articles of Incorporation

     The Fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director elected by the affirmative vote of all holders of capital stock may be removed from office only for cause by vote of the holders of at least 80% of the shares of capital stock of the Fund entitled to be voted on the matter.

     In addition, the Articles of Incorporation require the favorable vote of the holders of at least 66 2/3% of the Fund's shares of capital stock, then entitled to be voted, voting as a single class, to approve, adopt, or authorize the following transactions between the Fund and a "Principal Stockholder" of the Fund (as such terms are defined in the Articles of Incorporation): (i) a merger or consolidation of the Fund with or into any Principal Stockholder; (ii) the issuance of any securities of the Fund to the Principal Stockholder for cash;
(iii) the sale, lease or exchange of all or a substantial part of the Fund's assets to a Principal Stockholder (except assets having a fair market value of less than $1,000,000 as computed in accordance with the Articles of Incorporation); unless such action has been approved, adopted, or authorized by the affirmative vote of a majority of the total number of Directors fixed in accordance with the bylaws, in which case the affirmative vote of a majority of the Fund's shares of capital stock is required. The Board of Directors has determined that the 66 2/3% voting requirements described in the foregoing paragraph and under Article Nine of the Articles of Incorporation, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interest of the shareholders generally.

             CUSTODIAN; TRANSFER AGENT; AUDITOR; SHAREHOLDER REPORTS

     The Fund's securities and cash are held under a Custodial Agreement with Union Bank of California, P.O. Box 45000 San Francisco, California 94145. American Data Services, Inc. of Huntington, New York, acts as Transfer and Dividend Disbursing Agent for shares of the Fund. Tait, Weller & Baker are the Fund's independent auditors. The Fund will send unaudited reports at least semi-annually and audited annual financial statements to all of its shareholders of record.

                             PERFORMANCE INFORMATION

     From time to time the Fund may advertise its total return and yield. These figures are based on historical earnings and are not intended to indicate future performance. Total return shows how much an investment in the Fund would have increased (or decreased) over a specified period of time (i.e., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund to investors were reinvested on the reinvestment dates during the period. Total return does not take into account any federal or state income taxes which may be payable by the investor. Yield will be calculated on a 30-day period pursuant to a formula prescribed by the Securities and Exchange Commission (the "Commission"). The Fund also may include comparative performance information in advertising or marketing Fund shares. Such performance information may include data from Lipper Analytical Services, Inc., other industry publications, business periodicals, rating services and market indices. See "Performance Information" in the Statement of Additional Information.

     Further information about the performance of the Fund will be contained in the Fund's Annual Reports to Shareholders, which may be obtained without charge by calling (800) 385-7003.

                               FURTHER INFORMATION

     The Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement that the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its Rules and Regulations.

     The table of contents of the Statement of Additional Information is as follows:
                                                           Page
               Investment Objective and Polices............B-1
               Investment Restrictions.....................B-9
               Additional Tax Considerations...............B-10
               Repurchase Offers...........................B-11
               Yield Information...........................B-14
               Management..................................B-15
               Compensation of Management and
               Investment Advisor..........................B-15
               Portfolio Transactions......................B-16
               Financial Statements........................B-16

                             TABLE OF CONTENTS


               Fee Table................................... 2
               Financial Highlights........................ 2
               Investment Objective and Policies........... 3
               Purchase of Shares.......................... 8
               Use of Proceeds............................. 9
               Repurchase Offers........................... 9
               Management..................................10
               Net Asset Value.............................11
               Shareholder Service Plan....................12
               Dividends and Distributions.................12
               Taxes.......................................12
               Automatic Dividend Reinvestment Plan........13
               Description of Capital Stock................14
               Custodian; Transfer Agent; Auditor;
                   Shareholder Reports.....................14
               Performance Information.....................15
               Further Information.........................15


                               TARGET INCOME FUND





                               TARGET INCOME FUND

                             -----------------------
                                   PROSPECTUS
                               September 27, 1996
                             -----------------------







                                FINANCE 500, INC.

                             TARGET INCOME FUND, INC

                       STATEMENT OF ADDITIONAL INFORMATION

Target Income Fund, Inc. (the "Fund") is a continuously offered, closed-end, non diversified management investment company whose investment objective is to provide shareholders as high a level of current income as is consistent with preservation of capital by investing primarily in variable rate collateralized small business loans and variable rate asset-backed securities. This Statement of Additional Information is not a prospectus, but should be read in connection with the Prospectus for the Fund dated September 27, 1996 (the "Prospectus"). This Statement of Additional Information does include information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by calling (800) 385-7003. This Statement of Additional Information incorporates by reference the entire Prospectus.

                                TABLE OF CONTENTS
                                                                           Page

Investment Objective and Polices.........................................  B-1
Investment Restrictions..................................................  B-9
Additional Tax Considerations............................................  B-10
Repurchase Offers........................................................  B-11
Yield Information........................................................  B-14
Management...............................................................  B-15
Compensation of Management and Investment Advisor........................  B-15
Portfolio Transactions...................................................  B-16
Financial Statements.....................................................  B-16

         The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission, Washington, D.C. (the "SEC"). The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations, or inspected at the SEC's office at no charge.

      The Statement of Additional Information is dated September 27, 1996.

                        INVESTMENT OBJECTIVE AND POLICIES

General

         The Fund seeks as high a level of current income as is consistent with preservation of capital by investing primarily in variable rate, collateralized small business and consumer loans made to U.S. companies or their affiliates (the "Loans") and in variable rate asset-backed securities. The asset-backed securities are in the form of certificates representing interests in, or secured by, segregated pools of assets such as small business loans, automobile loans and leases and equipment leases (but may not include perfected security interests in the actual physical assets), credit card receivables, mortgage loans, trade receivables and other forms of consumer and commercial-purpose loans, which may be secured or unsecured. The rate of interest payable on the variable rate Loans and asset-backed securities is generally established as the sum of a base lending rate plus a specified spread. These base lending rates are generally the Prime Rate of a designated U.S. bank, the London interbank Offered Rate ("LIBOR"), the Certificate of Deposit ("CD") rate of a designated U.S. bank or another base lending rate used by commercial lenders. The interest rates on Prime Rate-based, LIBOR-based and CD-based Loans are periodically reset with reset periods typically ranging from 30 days to three months. There can be no assurance that the Fund will achieve its objective.

         Under normal market conditions, the Fund will invest at least 80% of its total assets in direct investments and participation interests ("Participations") in Loans and in asset-backed securities. The remainder of the Fund's total assets may be invested in short term debt obligations as described below under "Other Investments."

Description of Loans

         The small business Loans in which the Fund invests directly or through Participations share many common characteristics in terms of loan amounts, maturity terms, security interests, nature of Borrowers, type of collateral and foreclosure terms.

         The Loans typically consist of obligations of a Borrower undertaken to finance the growth of the Borrower's business internally or externally, or to finance a capital restructuring. It is expected that Loans held by the Fund will typically have maturities of between 6 and 12 months, although in some cases, the maturity may be as short as 3 months. Loans are made to companies which are manufacturing, distribution and service firms which sell to other businesses (i.e., commercial accounts). While the Fund does not intend to concentrate in Loans to issuers in a specific industry or industries, it is anticipated that issuers of the portfolio securities to be held by the Fund will include a variety of firms that are wholesalers and manufacturers of products and services in such fields as industrial equipment, electronics, business machines and business services. Such firms usually will have annual revenues between $1 million and $25 million.

         Because the Fund usually will purchase Loans of small and medium sized firms, most of which will be privately held, there generally will be no direct ratings of debt issued by these companies. The Fund will thus be more dependent on the Advisor's credit analysis than would be the case with loans of larger, better established companies whose debt securities may be rated by a nationally recognized rating service. Small to medium sized firms may be more dependent upon key personnel, have more limited product lines and generally have more limited financing resources. Such companies may be more vulnerable to general economic conditions and may be more likely to experience financial difficulties or insolvency. Based on the adequacy of assets that serve as collateral for Loans and the Advisor's policy of obtaining collateral in excess of Loan value, the Advisor believes that the Loans in which the Fund invests are the equivalent of investment grade.

Loan Participations

         The Fund's investments in Loans have been concentrated in Participations. When the Fund purchases a Participation, the Fund enters into a contractual relationship with the loan originator (the "Lender") selling the Participation, but not with the Borrower. The Participation gives the Fund the right to receive a fractional undivided interest in the principal and interest payments on the Loan, at an interest rate negotiated with the Lender. The interest income on the Participation above the negotiated rate to the Fund is retained by the Lender as compensation for its services in originating, servicing and administering the Loan. See "Risk Factors -- Credit Risks Associated with Participations", in the Fund's Prospectus for a discussion of the risks associated with Participations.


Description of Asset-Backed Securities

         The asset-backed securities in which the Fund invests are in the form of certificates representing interests in, or notes secured by, segregated pools of assets such as small business loans, automobile loans and leases, equipment leases, credit card receivables, mortgage loans and other forms of consumer and commercial-purpose loans, which may be secured or unsecured (the "Receivables"). The securities are issued by a limited purpose entity, typically a trust or corporation (an "Asset-Backed Issuer"), which has been created solely for the purpose of holding all of the collateral related thereto.

         The asset-backed securities represent obligations solely of the respective Asset-Backed Issuers, which have no significant assets other than the related Receivables. The obligations of the related Asset-Backed Issuers are secured by perfected, first priority security interests in the related Receivables and other collateral and may be further secured by a reserve fund established by the issuer of the securities and other forms of credit enhancement. The reserve fund is funded typically over time as payments are received on the underlying Receivables; in certain cases an initial deposit also may be made to the reserve fund, which would be funded with a portion of the offering proceeds from the sale of the asset-backed securities. Payments of principal and interest on the securities depends solely on the amount and timing of payments and collections on the underlying Receivables, amounts on deposit in any reserve fund, amounts received from other providers of credit enhancement such as credit insurers, and realization of the security interests in the collateral, if any, held as security for the related Receivables.

         The asset-backed securities are issued for varying terms depending on the nature of the underlying Receivables. Interest is generally payable on a monthly, quarterly or semi-annual basis. Principal is generally payable on an amortization schedule which will reflect subordination to senior classes of securities and may include a balloon payment over the final year of the stated maturity of the security. The primary consideration in the Advisor's selection of asset-backed securities for investment by the Fund is the asset and credit quality of the underlying Receivables pool.

         The asset-backed securities are typically issued in two or more tranches or classes, each class being substantially identical in form except that the first (or"A") tranche is senior in right of payment of principal and interest to the second ("B") tranche and the B tranche is senior to any other tranche of securities. The Fund expects to concentrate its investments in the subordinated tranches or classes of asset-backed securities in order to obtain a higher yield than is available from the A tranche securities, while still maintaining a fully secured interest in the underlying collateral. The A tranche securities typically are rated by a nationally recognized rating service, while the B tranche and lower classes of securities typically are unrated. The B and lower tranches may not benefit from any reserve fund or credit enhancement. The Fund will only invest in subordinated asset-backed securities of an Asset-Backed Issuer where the senior classes of securities of the same Asset-Backed Issuer are rated at least investment grade or better by a nationally recognized rating agency. However, in most cases, the subordinated tranche securities in which the Fund invests may not be rated. Since the subordinated tranche securities in which the Fund invests may not be rated, an investor should not rely on the rating given to senior classes of securities of the same issuer in which the Fund has not invested. Although the B and lower tranche securities are unrated and subordinated to the A tranche securities, management of the Fund believes the subordinated securities are fully secured by the underlying collateral on the asset-backed securities.


Credit Analysis

Loans

         The Advisor does perform a credit analysis on each Loan in which the Fund invests directly or acquires a Participation. The Fund will make a direct investment or purchase a Participation in Loans only if, in the Advisor's judgment, the Borrower can meet debt service on the Loan from existing cash flow. The primary consideration in selecting corporate loans for direct investment by the Fund is the asset quality and creditworthiness of the Borrower. The Advisor will perform its own independent credit analysis of the Borrower, in addition to using any information that may be prepared and supplied by any lending agents, co-lenders or other participants (as set forth below) involved in Loans. The aspects of potential borrowers that are reviewed by the Advisor include, profitability, credit history (of the firm and its principals), the nature and characteristics of the companies that comprise the Borrowers' markets, the payment history of such companies, overall financial position with respect to working capital, the presence or absence of major customers on whom the Borrower may be dependent, and the current value of available collateral. The Advisor's analysis will continue on an ongoing basis for any Loans in which the Fund has invested, inasmuch as any subsequent financial difficulties experienced by the Borrower may increase the potential for loss. Although the Advisor will use due care in making such analysis, there can be no assurance that such analysis will disclose factors which may impair the value of the Loans. Even if such factors were disclosed, there can be no assurance that liquidation of collateral underlying a loan would satisfy the Borrower's obligation, that the collateral could be readily liquidated, and thus there can be no assurance that a substantial writedown in the Loan value can be avoided.

            The Advisor also may consider other factors it deems to be appropriate to the analysis of the Borrower and the Loans. These factors include financial ratios of the Borrower, such as pre-tax interest coverage, leverage ratios, ratio of cash flows to total debt and the ratio of tangible assets to debt. In analyzing these factors, the Advisor also will be influenced by the nature of the industry in which the Borrower is engaged, the nature of the Borrower's assets and the Advisor's assessment of the general quality of the Borrower. Such factors are reviewed with the Fund's Board of Directors. It is not expected that the Fund will hold Loans of non-U.S. borrowers.

Asset Backed Securities

         The issuers of asset-backed securities in which the Fund invests have established eligibility criteria for the Receivables in each segregated trust pool. Additional criteria are established for each Receivables pool to ensure diversity of investments and protect against undue concentration of assets, including a minimum number of borrowers, limitation on the size of any single asset and on the size of loans to a single borrower. The Advisor performs a credit analysis of the asset-backed securities, relying on the credit criteria established by the issuer of the securities. The Advisor does not perform a credit analysis for each asset in the pool.

Interest Rate Considerations and Changes in Net Asset Value

         When interest rates decline, the value of a portfolio invested in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed rate obligations can be expected to decline. The Advisor expects the Fund's net asset value to be relatively stable during normal market conditions, because the Fund's portfolio will consist primarily of interests in variable rate Loans and asset-backed securities and of short-term instruments. For these reasons, the Advisor expects the value of the Fund's portfolio to fluctuate significantly less as a result of interest rate changes than would a portfolio of fixed rate obligations. However, a default in Loans or asset-backed securities, a material deterioration in a Loan on an asset-backed security's perceived or actual creditworthiness or a sudden and extreme increase in prevailing interest rates would cause a decline in the Fund's net asset value. Conversely, a sudden and extreme decline in interest rates could result in an increase in the Fund's net asset value. The Fund is not a money market fund, and its net asset value will fluctuate. See "Net Asset Value."

         The Advisor anticipates that, during normal market conditions when the Fund is fully invested, the effective yield of the Fund should approximate the average Prime Rate of leading U.S. banks as published in The Wall Street Journal or the LIBOR rate. The yield on Loans or asset-backed securities held by the Fund will primarily depend on the terms of the Loan and the base lending rate agreed upon with the Borrower initially and on subsequent dates specified in the applicable loan agreement. The relationship between the Prime Rate, the CD rate and LIBOR will vary as market conditions change. Under normal market conditions, the relationship between the Prime Rate and the other possible base lending rates is reasonably stable, and Loans are structured with appropriate spreads over the base rates so that the income earned by the Fund is approximately the same no matter which alternative the Borrower selects. During abnormal market conditions, such as when the traditional spread between the Prime Rate and other base lending rates has widened, the Fund may be unable to achieve an effective yield approximating LIBOR or the average published Prime Rate of leading U.S. banks.

         The maximum dollar weighted average time period to the next interest rate reset for the Fund's portfolio is expected to be 90 days.

Loan Collateral

         The Loans in which the Fund invests directly or through Participations will, in the judgment of the Advisor, be in the category of senior debt of the Borrowers and will hold the most senior position in the capitalization structure of the Borrowers. Except as set forth below under "Other Investments," each Loan will be secured by collateral which the Advisor believes to have a market value, at the time of acquiring the Loan, which exceeds the principal amount of the Loan. On the Fund's direct investments in Loans, the Fund's policies typically call for a 1.25 to 1 ratio of collateral to amounts loaned. Assets which may serve as collateral include accounts receivable, inventory, equipment, real property, personal guaranties of principals, patents and general intangibles, certificates of deposit and letters of credit. Accounts receivable are expected to be the primary form of collateral, in that the Advisor believes them to be the most liquid collateral that is easily monitored.

         The value of collateral generally will be determined by reference to financial statements of the Borrower, an independent appraisal performed at the time the Loan is initially made, the market value of the collateral if it is readily ascertainable and/or by other customary valuation techniques considered appropriate by the Advisor. Collateral is generally valued on the basis of the Borrower's status as a going concern and such valuation may exceed the immediate liquidation value of the collateral. While the Advisor expects to be able to evaluate accounts receivable as collateral independently, inventory, equipment and real property valuations may require that an expert appraiser be called in to evaluate the collateral jointly with the Advisor.

         On the Fund's direct Loan investments, the Advisor monitors the Borrowers' financial condition on an ongoing basis. However, subsequent to purchase, the value of the collateral may decline, and the Loan may no longer be fully secured. In such circumstances, the Advisor requires that additional collateral be provided with a value that is equivalent to that required at the time of purchase. In some of these cases, the Advisor may require that the Loan be paid down to an amount corresponding to the initial collateralization ratio. It is the policy of the Fund to obtain perfected security interests in collateral in each instance, and the Fund expects that as a perfected secured lender, it will be able to take possession and/or liquidate collateral in the event of voluntary or involuntary bankruptcy of a Borrower. There can be no assurance, however, that the liquidation value of collateral will be sufficient to cover the entire amount of any given Loan.

Loan Participations

         When the Fund purchases a Participation, the Lender selling the Participation is interpositioned between the Fund and the Borrower. Accordingly, the Fund has established procedures to minimize the credit risk of the Lender under the Participation that are intended to insulate the Fund's investments in Participations from a possible bankruptcy or failure of the Lender. The Fund has established lock box and trust account collection procedures for all Participations which provide that all payments of principal and interest on the Loans are made directly to a Fund trust or collection account. The Lender is required to obtain the Fund's consent before amending or waiving any of its rights under the financing documents with the Borrower, or releasing any Loan collateral, waiving any payment event of default by the Borrower, or making any assignment or pledge of the Borrower's rights under the financing documents. The Lender may also be required to maintain a minimum ownership interest in the Loan and may be required to set up a reserve account from all revenues received on the Loan of a designated percentage of the principal amount of the Loan, as a reserve against any losses to the Fund on the Loan. The Fund has the right, at its election, to assume and enforce all of the Lender's right to administer, manage, perform and enforce the terms of the Loan against the Borrower in the event of a bankruptcy or failure of the Lender, or a breach of its duties under the Participation. The Fund believes that these procedures will significantly reduce the credit risk of a Lender in a Participation.

         The Fund has established eligibility criteria for Lenders from whom it will purchase Participations or with whom it will invest as a co-lender. These criteria include demonstrated experience in originating and administering small business commercial loans, satisfactory business and credit history, experienced personnel, and minimum capital standards.

Lending Agents

         The Fund may be the sole investor in a given Loan, or it may act as co-lender or participant with other firms, such as commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions. To the extent that one or a few entities are involved in performing the credit analysis with respect to a Loan, the risk of default may be higher.

         Issuers of Loans may use the services of financial institutions as Lending Agents. Such Lending Agents perform administrative functions such as computing outstanding loan balances, amounts of unfunded credit commitments, issuers' compliance with the terms of such credit facilities, including collection of accounts receivable, and monitoring credit quality. For these services, the issuers typically pay Lending Agents an administrative and servicing fee. Before investing in a Loan where an issuer makes use of a Lending Agent, the Advisor will evaluate the Lending Agent based on factors such as minimum asset size and capacity, experience in administering revolving credit facilities, and default rates on past loan experience.

         In some instances, Lending Agents may act together with the Fund as co-lenders to the Borrower. In these instances, the Fund intends to structure the transaction so as to maintain the power to enforce its rights directly against the Borrower in the event the Borrower fails to pay principal and interest when due.







Dependence on CGC for Loan Originations and Master Servicing

         As of June 30, 1996, all of the Participations held by the Fund have been originated as small business loans through Concord Growth Corporation ("CGC"), a commercial finance services firm located in Palo Alto, California. A majority of the borrowers on the Loans have their operations based in California and therefore may be susceptible to changes in the general California business economy. The Fund has established lock box and trust account collection procedures to provide that all payments on the Participations held by the Fund are made directly to the Fund account rather than passed through the Lender, and therefore are intended to insulate the Fund's portfolio securities from a possible bankruptcy or failure of CGC or any other Lender. While the Fund is attempting to expand its base of loan originators, it is still dependent on CGC for the origination of Loans for the

Fund portfolio and would have difficulty finding new Loans meeting its current investment criteria if CGC discontinued doing business with the Fund.

Prepayments

         The rate of principal payment on the asset-backed securities will depend on the priority of payment of the class of securities and the rate and timing of payments (including prepayments) on the underlying assets. In certain cases, the underlying Receivables or contracts in a pool may be replaced as they mature by new Receivables or contracts of the same nature. The new Receivables will be made in accordance with the credit and loan eligibility criteria established by the issuer of the securities. The issuer of the securities, not the Fund, will be responsible for monitoring the eligibility, credit quality and payment performance of the individual assets in a pool.

         The Loans in which the Fund invests directly or through Participations permit the prepayment of the Loan. The degree to which Borrowers prepay Loans, whether as contractual requirements or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among lenders. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. Illiquid Securities

         Most of the securities in the Fund's portfolio are not readily marketable. The asset-backed securities may be privately placed and not registered for sale under Federal or State securities laws. The Loans in which the Fund invests typically have short-term maturities and provide for relatively rapid access to collateral, however they also are privately placed and do not have the liquidity of conventional debt securities traded in the secondary market. Although Loans are transferred among certain financial institutions, and the Loans in which the Fund invests typically have shorter maturities and provide for relatively rapid access to collateral, they do not have the liquidity of conventional debt securities traded in the secondary market and may be considered illiquid. The Fund's ability to dispose of a Loan may be reduced to the extent that there has been a perceived or actual deterioration in the creditworthiness of an individual Borrower or of Borrowers in general, or by events that reduce the level of confidence in the market for Loans. As the market for Loans becomes more seasoned, liquidity is expected to improve. There is no limit on the amount of Fund assets which may be invested in Loans which are not readily marketable.

         There may be less public information about the financial condition of issuers of such Loans, and the Fund may be more dependent on the Advisor's evaluation of such issuers than a fund which invests in publicly offered securities. To the extent the net asset value of Fund shares may differ from their actual value, illiquid investments may affect the Fund's ability to realize net asset value in the event of a voluntary or involuntary liquidation of its assets. Also, illiquid investments may adversely affect the Fund's ability to dispose of portfolio securities in order to purchase shares of its common stock pursuant to repurchase offers. The Board of Directors will consider the liquidity of the Fund's portfolio securities in determining the amount of a Repurchase Offer. See "Net Asset Value."

Other Investments

         Under normal market conditions, the Fund may invest up to 20% of its total assets in short-term debt obligations with maturities of one year or less, including, but not limited to, U.S. Government and Government agency securities (some of which may not be backed by the full faith and credit of the United States), bank money instruments (such as certificates of deposit and bankers' acceptances), corporate and commercial obligations (such as commercial paper) and repurchase agreements or money market mutual funds, subject to provisions of applicable law. Such short-term debt obligations, which need not be secured, will all be investment grade (rated Baa, P-3 or higher by Moody's Investors Service, Inc. or BBB, A-3 or higher by Standard & Poor's Corporation or, if unrated, determined to be of comparable quality in the judgment of the Advisor). Securities rated Baa, BBB, P-3 or A-3 are considered to have adequate capacity for payment of principal and interest, but are more susceptible to adverse economic conditions, and, in the case of securities rated BBB or Baa (or comparable unrated securities), have speculative characteristics. The Fund's investment in such short-term debt obligations will not exceed 20% of the Fund's total assets except (i) during interim periods pending investment of the net proceeds of public offerings of the Fund's securities and (ii) during temporary defensive periods when, in the opinion of the Advisor, suitable Loans are not available for investment by the Fund or prevailing market or economic conditions warrant.


Other Investment Policies

         The Fund has adopted certain other policies as set forth below:

         Leverage. The Fund is authorized to borrow money from time to time on a secured or unsecured basis at variable or fixed rates in any amounts up to 33 1/3% of the Fund's total assets (after giving effect to the amount borrowed). Borrowings by the Fund (commonly known as "leveraging") create an opportunity for greater total return but, at the same time, increase exposure to capital risk. The Fund may incur borrowings in order to remain fully invested and to provide funds for the repurchase of Fund shares in connection with Repurchase Offers. For example, the Fund may use borrowed cash to purchase Loans and repay such borrowings from the proceeds of expected sales of Fund shares. The Fund may borrow for the purpose of acquiring additional income-producing investments when it believes that the interest payments and other costs with respect to such borrowings or indebtedness will be exceeded by the anticipated total return (a combination of income and appreciation) on such investments. The amount of any such borrowing will depend upon market and economic conditions existing at that time.

         Capital raised through leverage will be subject to interest costs which may or may not exceed the return earned on the borrowed funds. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. Borrowings create an opportunity for greater income per common share, but, at the same time, such borrowing is a speculative technique in that it will increase the Fund's exposure to capital risk. Such risks may be reduced through the use of borrowings that have floating rates of interest. Unless the income and appreciation, if any, on assets acquired with borrowed funds exceeds the cost of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.





         The Fund may also borrow money for temporary, extraordinary or emergency purchases. The Fund's willingness to borrow money, and the amount it will borrow, will depend on many factors, the most important of which are the investment outlook, market conditions, and interest rates. Successful use of a leveraging strategy depends on the Advisor's ability to forecast interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

         Repurchase Agreements. The Fund may enter into repurchase agreements with commercial banks or broker-dealers. Under a repurchase agreement, the Fund buys a security at one price and simultaneously promises to sell the same security back to the seller at a higher price. The Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date is usually within seven days of the original repurchase date. The Advisor must be satisfied with the creditworthiness of the other party before entering into an agreement. In the event of bankruptcy or other insolvency proceeding of the other party to the repurchase agreement, the Fund might experience possible delays and expenses in liquidating the securities subject to the repurchase agreement, and a possible decline in their value and loss of interest.

         Diversification and Industry Concentration Polices. The Fund has registered as a "non-diversified" investment company. As a result, the Fund is required to comply with the diversification requirements of Subchapter M of the Code. Since the Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the value of the Fund's investments may be more affected by any single adverse economic, political or regulatory occurrence than would the value of the investments of a diversified investment company. Investments to U.S. Government securities are not subject to this investment restriction.

                             INVESTMENT RESTRICTIONS

         The Fund's investment objective, as well as the following investment restrictions, are designated as fundamental policies and may not be changed without the approval of a majority of the outstanding shares of common stock. Under the 1940 Act, such a majority means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The Fund may not:

          1. Issue senior securities or borrow money except as permitted by the 1940 Act, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes, for the clearance of transactions, or to finance Repurchase Offers, in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while such temporary borrowings in excess of 5% of its total assets are outstanding.

          2.  Make  investments  for  the  purpose  of  exercising   control  or
management.

         3. Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities or make any other investment in other investment companies except as permitted by Federal and state law.

         4. Purchase or sell real estate; provided that the Fund may invest in securities secured by real estate or interests therein (mortgage loans and mortgage-backed securities) or issued by companies which invest in real estate or interests therein.




         5. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 (the "1933 Act"), in selling portfolio securities.

         6. Make loans to other persons except to the extent that the Fund may be deemed to be making loans by purchasing Loans and other debt securities and entering into repurchase agreements in accordance with its investment objective, policies and limitations.

         7. Invest more than 25% of its total assets in the securities of issuers in any one industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

         8. Purchase any securities on margin except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

         9. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options.

         10. Purchase the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result of such purchase, more than 5% of the Funds's total assets (taken at current value) would be invested in the securities of such issuer at the end of any fiscal quarter, provided that, with respect to 50% of the Fund's total assets, the Fund may invest up to 25% of its total assets in the security of any one issuer.

          11. Purchase or sell commodities or commodity contracts including futures contracts.

         If a percentage restriction on investment policies or the investment use of assets set forth above is adhered to at the time a transaction is effective, later changes in such percentage resulting from changing values will not be considered a violation.

         For the purpose of investment restriction 7, the Fund will consider all relevant factors in determining who is the issuer of the Loan, including: the credit quality of the Borrower, the amount and quality of the collateral, the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements) the degree to which the credit of such interpositioned person was deemed material to the decision to purchase the Loan, the interest rate environment, and general economic conditions applicable to the Borrower and such interpositioned person. For the purpose of investment restriction 10, the Fund will consider the Borrower to be the issuer of an individual Loan.

                          ADDITIONAL TAX CONSIDERATIONS

         A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. Distributions, if any, of net long-term capital gains from the sale of securities, whether paid in cash or reinvested in Fund shares, are taxable at long-term capital gains rates for Federal income tax purposes; a long-term capital gain distribution with respect to shares of the Fund held for six months or less, however, will cause any loss on a subsequent sale or exchange of such shares to be treated as a long-term capital gain distribution. If the Fund pays a dividend in January which was declared in the previous October, November, or December to shareholders of record in such month, then such dividend or distribution will be treated as being received by its shareholders on December 31 of the year in which the dividend was declared.


         The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions of income so as to avoid imposition of the excise tax.

                                REPURCHASE OFFERS

Policy

         In recognition of the likelihood that a secondary market will not develop for the Fund's shares, the Fund has adopted a fundamental policy of making a "Repurchase Offer" each quarter of not less than 5% nor more than 25% of the Fund's outstanding shares at net asset value. Before each Repurchase Offer, the "Repurchase Offer Amount", currently set at 5% of the Fund's outstanding shares, shall be determined by the Board of Directors. The
Repurchase Offer is open for a period of at least 21 days from the date a "Notification" is sent to

Shareholders, during which the Fund's net asset value is calculated daily and may be obtained by contacting the Fund at (800) 385-7003. A Shareholder may withdraw or modify the number of shares tendered at any time up to the "Repurchase Request Deadline", which it is the intention of the Fund to set as the close of business on the last business day of January, April, July, and October of each year. If the scheduled day for the Repurchase Request Deadline falls on a Friday or the weekend, then the last business day prior to the intended date will be set as the Repurchase Request Deadline. The "Repurchase Pricing Date" is set as of the day following the Repurchase Request Deadline.

Purpose of the Repurchase Offer

         The Fund does not currently believe that there is or is likely to be an active secondary market for its shares. The Fund has adopted a fundamental policy that periodic repurchase offers are in the best interest of Shareholders as a means of providing liquidity to Shareholders. Nevertheless, if a secondary market develops for the common stock of the Fund, the market price of the shares may vary from net asset value from time to time. Such variance may be affected by, among other factors, relative demand and supply of shares and the performance of the Fund, especially as it affects the yield on and net asset value of the common stock, but it is likely that shares would not trade at a premium to net asset value because the Fund is offering its shares on a continuous basis.

         A Repurchase Offer for shares of common stock of the Fund is designed to reduce any spread between net asset value and market price that may otherwise develop. However, there can be no assurance that such action would result in the Fund's common stock trading at a price which equals or approximates net asset value.

          Although the Board of Directors believes that Repurchase Offers generally would be beneficial to holders of the Fund's common stock, the acquisition of shares of common stock by the Fund will decrease the total assets of the Fund and therefore have the likely effect of increasing the Fund's expense ratio (assuming such acquisition is not offset by the issuance of additional shares of common stock).

Notification

         Shareholders of record and each beneficial owner of the Fund's stock will receive notification containing specified information at least twenty-one days, and no more than forty-two days, before the repurchase request deadline. The information provided will include the repurchase offer amount, the dates of the repurchase request deadline, repurchase pricing date and repurchase payment deadline. Notification will also include the procedures under which the Fund may repurchase such shares on a pro rata basis, and the circumstances under which the Fund may suspend or postpone the repurchase offer. The Fund will provide the net asset value of the common stock, which will be computed no more than seven days before the date of Notification and the means by which shareholders may ascertain the net asset value thereafter.

Source of Funds

         The Fund anticipates using cash on hand to purchase shares acquired pursuant to the Repurchase Offers. However, if there is insufficient cash available to consummate a Repurchase Offer, the Fund may be required to liquidate portfolio securities. In this regard, the Fund will maintain liquid assets during the notification period in an amount equal to at least 100% of the Repurchase Offer Amount. As a result of liquidating portfolio securities, the Fund may realize gains or losses, at a time when the Advisor would otherwise consider it disadvantageous to do so. In such event, gains may be realized on securities held for less than three months. In order to qualify as a regulated investment company under the Code, the Fund must limit such gains, and accordingly, the amount of gain the Fund could realize from sales of other securities held for less than three months would be reduced. This could adversely affect the Fund's yield. Subject to the Fund's investment restrictions with respect to Borrowings, the Fund may borrow money to finance the repurchase of shares pursuant to the Repurchase Offers. Furthermore, if the Fund borrows to finance the making of Repurchase Offers, interest on such borrowing will reduce the Fund's net investment income.

         Repurchase Offers could also significantly reduce the asset coverage of any Borrowings below the asset coverage requirement set forth in the 1940 Act. Accordingly, in order to purchase all shares of common stock tendered, the Fund may have to repay all or part of any then outstanding Borrowings to maintain the required asset coverage. Also, the amount of shares of common stock for which the Fund makes any particular Repurchase Offer may be affected for the reasons set forth above or in respect of other concerns related to liquidity of the Fund's portfolio.

         The Fund has entered into a revolving credit facility with Deutsche Bank AG, New York Branch, dated March 29, 1996, pursuant to which the bank has agreed to provide a credit facility in the maximum amount of $3 million to the Fund. The amount that may be borrowed at any time under the facility is limited to 33 1/3% of the Fund's total assets. The facility will expire on March 27, 1997, unless extended by its terms. As of the date of this Statement of Additional Information, the Fund had not borrowed any amounts under the credit facility. The purpose of the credit facility is to provide the Fund with additional liquidity to meet its obligations to purchase shares under its quarterly share repurchase program and to otherwise provide funds for cash management and investment purposes. Loans made under the credit facility, if any, will bear interest at the option of the Fund for each quarterly interest period, either, (1) at the higher of the bank's federal funds rate or prime lending rate, (2) at the New York interbank rate ("NIBOR") plus .75%, or (3) at the London interbank rate ("LIBOR") plus .75%.

Withdrawal Rights

         Tenders made pursuant to the Repurchase Offer will be irrevocable after the Repurchase Request Deadline. However, shareholders may modify the number of shares being tendered or withdraw Shares tendered at any time up to the Repurchase Request Deadline. All shares purchased by the Fund pursuant to the Repurchase Offer will be retired by the Fund.

Tax Consequences

         The following discussion is a general summary of the Federal Income Tax consequences of a tender of Shares pursuant to a Repurchase Offer. You should consult your own tax advisor regarding the specific tax consequences, including state and local tax consequences, of such a tender by you.

         A tender of Shares pursuant to a Repurchase Offer will be a taxable transaction for Federal income tax purposes. In general, the transaction should be treated as a sale or exchange of the Shares under Section 302 of the Internal Revenue Code of 1986 as amended (the "Code"), if the tender (i) completely terminates the Shareholder's interest in the Fund, (ii) is treated as a distribution that is "not essentially equivalent to a dividend." A complete termination of the Shareholder's interest generally requires that the Shareholder dispose of all Shares directly owned or attributed to him under
Section 318 of the Code. A "substantially disproportionate" distribution generally requires a reduction of at least 20% in the Shareholder's proportionate interest in the Fund after all Shares are tendered. A distribution "not essentially equivalent to a dividend" requires that there be a "meaningful reduction" in the Shareholders interest, which should be the case if the Shareholder has a minimal interest in the Fund, exercises no control over Fund affairs, and suffers a reduction in his proportionate interest.

         The Fund intends to take the position that tendering Shareholders will qualify for sale or exchange treatment. If the transaction is treated as a sale or exchange for tax purposes, any gain or loss recognized will be treated as a capital gain or loss by Shareholders who hold their Shares as a capital asset and as a long-term capital gain or loss if such Shares have been held for more than one year.

         If the transaction is not treated as a sale or exchange, the amount received upon a sale of shares may consist in whole or in part of ordinary dividend income, a return of capital or capital gain, depending on the Fund's earnings and profits for its taxable year and the Shareholder's tax basis in the Shares. In addition, if any amounts received are treated as a dividend to tendering Shareholders, a constructive dividend under Section 305 of the Code may be received by non-tendering Shareholders whose proportionate interest in the Fund has been increased as a result of the tender.

         The Fund or its agent could be required to withhold 31% of gross proceeds paid to a Shareholder or other payee pursuant to a Repurchase Offer if
(a) it has not been provided with the Shareholder's taxpayer identification number (which, for an individual, is usually the social security number) and certification under penalties of perjury (i) that such number is correct and
(ii) that the Shareholder is not subject to withholding as a result of failure to report all interest and dividend income or (b) the Internal Revenue Service
(IRS) or a broker notifies the Fund that the number provided is incorrect or withholding is applicable for other reasons. Backup withholding does not apply to certain payments that are exempt from information reporting or are made to exempt payees, such as corporations. Foreign Shareholders are required to provide the Fund with a completed IRS Form W-8 to avoid 31% withholding on payments received on a sale or exchange. Foreign Shareholders may be subject to top withholding of 30% (or a lower treaty rate) on any portion of payments received that is deemed to constitute a dividend.

Suspension and Postponements of Repurchase Offers

         The Fund shall not suspend or postpone a Repurchase Offer except by vote of a majority of the Directors (including a majority of the disinterested Directors) and only: (1) if such purchases would impair the Fund's status as a regulated investment company under the Code; (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net asset value; or (3) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

         If the Repurchase Offer is suspended or postponed, the Fund will provide notice thereof to shareholders. If the Fund renews the Repurchase offer, the Fund will send a new Notification to all shareholders.

Discretionary Repurchase Offers

         In addition to the Fund's policy of periodic repurchase offers, the Fund may make discretionary repurchase offers once every two years. Because a discretionary repurchase offer would not be made pursuant to a fundamental policy of the Fund, it would require only a vote of the Directors. Discretionary repurchase offers must comply with several of the requirements that apply to periodic repurchase offers. Among other requirements, the Fund must pay repurchase proceeds within twenty-one days after the repurchase request deadline, must compute net asset value daily on the five business days preceding the discretionary repurchase request deadline, and must send notification according to applicable procedures. The Fund has never made a discretionary repurchase offer, it is not required to make discretionary repurchase offers, and there can be no assurance that one will be conducted.

                                YIELD INFORMATION

         The Fund intends to publish its yield on a periodic basis. The yield on Fund shares normally will fluctuate. Therefore, the yield for any given past period is not an indication or representation by the Fund of future yields or rates of return on its shares. The Fund's yield is affected by changes in prevailing interest rates, average portfolio maturity and operating expenses.
Current yield information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield over a stated period of time.

         The Fund's yield shows the rate of income that it earns on its investments, expressed as a percentage of the net asset value of Fund shares. The Fund calculates yield by determining the interest income it earned from its portfolio investments for a specified thirty-day period (net of expenses), dividing such income by the average number of Fund shares outstanding, and expressing the result as an annualized percentage based on the maximum offering price at the end of that thirty day period. Yield accounting methods differ from the methods used for other accounting purposes; accordingly, the Fund's yield may not equal the dividend income actually paid to investors or the income reported in the Fund's financial statements.

         On occasion the Fund may compare its yield to (1) the Prime Rate, quoted daily in The Wall Street Journal as the base rate on corporate loans at large U.S. Money center commercial banks, (2) the CD rate, quoted daily in The Wall Street Journal as the average of top rates paid by major New York banks on primary new issues of negotiable CD's, usually on amounts of $1 million or more,
(3) one or more averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (4) the average yield reported by Bank Rate Monitor Nation Index TM for money market deposit accounts offered by the 1000 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas,
(5) yield data published by Lipper Analytical Services, Inc., or (6) the yield on an investment in 90 day Treasury bills on a rolling basis, assuming quarterly compounding. In addition, the Fund may compare the Prime Rate, the CD rate, the Donoghue's averages and the other data described above to each other.

                                                    MANAGEMENT

                                                     Position(s) Held                        Principal Occupation(s)
Name and Address                     Age             With Registrant                         During Past 5 Years
----------------                     ---             ---------------                         -------------------
Mr. Jon M. LaVine *                  51              President and                           Chairman of the Board and President
26691 Plaza Drive, Suite 222                         Chairman of the Board                   of the Fund and President, Secretary

                                       B14

Mission Viejo, CA 92691                                                                      and    Treasurer   of   the   Advisor.
                                                                                             Principal  of LaVine &  Associates,  a
                                                                                             public   accounting   firm  since  its
                                                                                             inception  in  November,  1994;  and a
                                                                                             principal    of    the     predecessor
                                                                                             accounting  firm,  LaVine &  Luxenberg
                                                                                             since 1982.

Lawson C. Adams                      51              Director                                Accounting Manager, Lockheed Corp.
Martin 6737 Tannahill Drive
San Jose, CA 95120

R. Gillem Lucas                      49              Director                                Chief    Executive     Officer,     XL
12300 Twinbrook Parkway                                                                      Associates,   Inc.;   Gillem  Lucas  &
Suite 525                                                                                    Associates (consultants).
Rockville, MD 20852

Eric M. Banhazl                      39              Secretary and                           Interim  President  of the  Fund,  May
2025 East Financial Way                              Treasurer                               1994-November  1995;  Vice  President,
Glendora, CA 91741                                                                           Secretary  and Treasurer of the Former
                                                                                             Advisor    to    the    Fund,    April
                                                                                             1992-November    1995;   Senior   Vice
                                                                                             President    Robert    H.    Wadsworth
                                                                                             & Associates, Inc.Since 1990.

* Denotes "Interested Director"

              COMPENSATION OF MANAGEMENT AND THE INVESTMENT ADVISOR

         The Fund has not paid and does not intend to pay any annual compensation to the Fund's officers for their services as executive officers.

         The Fund pays each director who is not an "interested party" as defined in the 1940 Act an annual fee of $1,000 per year plus $1,000 for each meeting attended, together with such Director's actual out of pocket expenses related to attendance at meetings. The Fund also pays members of its audit committee, which consists of all directors who are not interested persons as defined in the 1940 Act, an annual fee of $500.

         For the fiscal years ended October 31, 1993, 1994 and 1995, the Fund paid investment advisory fees pursuant to the Investment Advisory Agreement of $17,563, $31,979, and $51,481, respectively.


                             PORTFOLIO TRANSACTIONS

         Subject to policies established by the Board of Directors, the Advisor is primarily responsible for the execution of the Fund's portfolio transactions. In executing such transactions, the Advisor seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable fee, commission or spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Advisor generally seeks reasonably competitive fee or commission rates, the Fund does not necessarily pay the lowest commission or spread available.

         The Fund will purchase Loans and asset-backed securities in individually negotiated transactions with commercial banks, thrifts, insurance companies, finance companies and other financial institutions. In selecting such firms, the Advisor may consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. The Fund has no obligation to deal with any bank, broker or dealer in execution of transactions in portfolio securities. Subject to obtaining best price and execution, firms which provide supplemental investment research to the Advisor may receive orders for transactions by the Fund.


         In the process of buying, selling and holding loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees upon the prepayment of a loan by a borrower. Other securities in which the Fund may invest are traded primarily in the over-the-counter markets, and the Fund intends to deal directly with the dealers who make markets in the securities involved, except in circumstances where better prices and execution are available elsewhere.

                              FINANCIAL STATEMENTS

         Audited financial staetments for the Fund's fiscal year ended October 31, 1995 and unaudited financial statements for the Fund's six-month fiscal period ended April 30, 1996, as contained in the Fund's Annual Report to Shareholders and Semi-Annual Report to Shareholders, respectively, are incorporated herein by reference to the Annual Report and Semi-Annual Report.

                                      B-16